EXHIBIT 99.1

FOR IMMEDIATE RELEASE:

CONTACT:

George Morgenstern, CEO
DATA SYSTEMS & SOFTWARE INC.
(201) 529-2026
E-mail: ir@dssiinc.com

                     DATA SYSTEMS & SOFTWARE INC. ANNOUNCES
               RESULTS FOR THE FIRST QUARTER ENDED MARCH 31, 2004

MAHWAH, NEW JERSEY - MAY 12, 2004 -- DATA SYSTEMS & SOFTWARE INC. (NASDAQ: DSSI) today announced results for the quarter ended March 31, 2004.

      The results for the quarter ended March 31, 2004 announced today reflected the lower overall level of operations reported due to the Company no longer fully consolidating Comverge commencing the second quarter of 2003. However, as the Company continues to include Comverge's results in the Company's consolidated results on an equity basis, Comverge still accounted for a majority of the Company's net loss in the first quarter of 2004.

      The Company reported a net loss of $0.6 million for the first quarter of 2004, representing a $1.2 million, or 66%, decrease from a net loss of $1.8 million in the first quarter of 2003.

      Sales decreased by $5.6 million in the first quarter of 2004 as compared to the first quarter of 2003; $4.7 million of the decrease was a result of the Company no longer including Comverge's sales in the Company's results. Computer hardware sales decreased by $0.6 million in the first quarter of 2004 compared to the first quarter of 2003, primarily due to a weak hardware market. Sales of the software consulting and development segment decreased by $0.3 million, primarily due to a decrease in fixed price project development backlog as a result of the prolonged downturn in the high-tech market in general and the software consulting and development market in particular.

      The Company no longer fully consolidating Comverge also accounted for $1.3 million of the $1.5 million decrease in gross profit in the first quarter of 2004 compared to the first quarter of 2003. In addition, as Comverge's gross profit margin was higher than the margin in the Company's other activities, ceasing to consolidate its operations caused a decrease in consolidated gross profit margin from 24% in the first quarter of 2003 to 21% in the first quarter of 2004. The decrease in R&D expenses was also due to the Company no longer fully consolidating Comverge's operations.

      The discontinuation of full consolidation of Comverge's operations accounted for $2.2 million of the $2.5 million decrease in SG&A expenses in the first quarter of 2004 as compared to the first quarter of 2003. However, corporate SG&A as well as SG&A in the software consulting and development segment also decreased. In the software consulting and development segment, SG&A decreased by $0.2 million, or 15%, as a result of continued implementation of cost cutting measures. Corporate SG&A decreased primarily due to reduced compensation to the Company's Chief Executive Officer under the terms of his consulting arrangement with the Company. This decrease was partially offset by an increase in professional fees due primarily to expenses associated with the change in auditors, maintenance of the Company's continued listing on Nasdaq and the Company's exploration of strategic alternatives.

      The decrease of $0.3 million in net finance expense from $0.3 million in the first quarter of 2003 to $0.05 million in the first quarter of 2004, was primarily attributable to the accretion of discounts and the amortization of related costs in connection with convertible debt and warrants in the first quarter of 2003.

      The equity loss in the first quarter of 2004 of $0.4 million was attributable to Comverge, which the Company began accounting for on the equity method in the second quarter of 2003.

      George Morgenstern, Chairman and Chief Executive Officer of DSSI commented: "As in previous periods, net results for the quarter were in large part driven by Comverge, which accounted for a majority of our net loss for the quarter. Since Comverge is no longer fully consolidated with our operations, we anticipate that the impact of Comverge's net results in our overall reported results will decrease in future quarters. We are pleased that the previously announced transaction with Kardan Communications is progressing. The Company's management and advisers have begun the due diligence process and we continue to be excited about this transaction and believe it to be the best possible alternative to enhance shareholder value."

      DSSI is a provider of software consulting and development services, and is an authorized direct seller and value added reseller of computer hardware. In addition, its Comverge Inc. affiliate provides energy intelligence solutions to utilities. For more information, contact: George Morgenstern, CEO, (201) 529-2026, ir@dssiinc.com.

      This press release includes forward-looking statements, which are subject to risks and uncertainties, including risks associated with (i) successful implementation of the Company's plan for financing its operations over the next 12 months, (ii) conditions in the market for energy intelligence solutions, including the pace and consequences of deregulation and competition, (iii) conditions in the computer hardware and IT solutions markets, (iv) negotiation and completion of definitive documentation related to the contemplated transaction with Kardan, (v) the results of the due diligence investigation to be conducted by the Company and Kardan, (vi) obtaining shareholder approval of the contemplated transaction from the shareholders of the Company, and (vii) the Company's business generally. There is no assurance that the Company will be successful in completing the contemplated transaction with Kardan. Even if such transaction is consummated, there is no assurance that any improvements in operating results and/or in the trading price for the Company's shares will result therefrom. Actual results may vary from those projected or implied by such forward-looking statements. A more complete discussion of risks and uncertainties which may affect the accuracy of these statements and the Company's business generally is included in "Business--Factors Which May Affect Future Results" in the Company's most recent Annual Report on Form 10-K as filed by the Company with the Securities and Exchange Commission.

                                  Tables Follow

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
                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
                           Consolidated Balance Sheets
                      (in thousands, except per share data)

                                                                                                                AS OF
                                                                                       AS OF DECEMBER         MARCH 31,
                                      ASSETS                                              31, 2003              2004
                                                                                      ------------------    --------------
Current assets:                                                                                               (unaudited)
     Cash and cash equivalents.........................................................          $1,213            $1,101
     Restricted cash...................................................................             241               241
     Accounts receivable, net..........................................................           7,053             6,013
     Inventory.........................................................................              88                42
     Other current assets..............................................................             661               655
                                                                                      ------------------    --------------
         Total current assets..........................................................           9,256             8,052
                                                                                      ------------------    --------------

Investment in Comverge, net............................................................              68                --
Property and equipment, net............................................................             814               727
Other assets...........................................................................             613               661
Funds in respect of employee termination benefits......................................           2,379             2,497
Goodwill                                                                                          4,430             4,269
Other intangible assets, net...........................................................             114               101
                                                                                      ------------------    --------------
         Total assets..................................................................         $17,674           $16,307
                                                                                      ==================    ==============

                        LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Short-term bank credit and current maturities of long-term debt...................          $1,517            $1,533
     Trade accounts payable............................................................           2,586             1,902
     Accrued payroll, payroll taxes and social benefits................................           1,451             1,405
     Other current liabilities.........................................................           2,973             2,833
                                                                                      ------------------    --------------
         Total current liabilities.....................................................           8,527             7,673
                                                                                      ------------------    --------------

Investment in Comverge, net............................................................              --               285
                                                                                      ------------------    --------------
Long-term liabilities:
     Long-term debt....................................................................             632               451
     Other liabilities.................................................................             227               215
     Liability for employee termination benefits.......................................           3,721             3,857
                                                                                      ------------------    --------------
            Total long-term liabilities................................................           4,580             4,523
                                                                                      ------------------    --------------
Minority interests.....................................................................           1,367             1,382
                                                                                      ------------------    --------------
Shareholders' equity:
     Common stock - $0.01 par value per share:
         Authorized - 20,000 shares;
         Issued - 8,741 and 8,742 shares as of
            December 31, 2003 and March 31, 2004, respectively.........................              87                87
     Additional paid-in capital........................................................          39,595            39,547
     Warrants..........................................................................             461               461
     Accumulated deficit...............................................................         (33,069)          (33,664)
Treasury stock, at cost - 839 and 821 shares at December 31, 2003 and March 31,
         2004, respectively............................................................          (3,874)           (3,791)
     Accumulated  other comprehensive loss.............................................              --              (196)
                                                                                      ------------------    --------------
         Total shareholders' equity....................................................           3,200             2,444
                                                                                      ------------------    --------------
         Total liabilities and shareholders' equity....................................         $17,674           $16,307
                                                                                      ==================    ==============


                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                      (in thousands, except per share data)

                                                                                          THREE MONTHS ENDED MARCH 31,
                                                                                         --------------------------------
                                                                                             2003               2004
                                                                                         -------------       ------------
Sales:
     Products..........................................................................        $8,976             $4,033
     Services..........................................................................         2,881              2,460
     Projects..........................................................................         1,101                762
                                                                                         -------------       ------------
           Total sales                                                                         12,868              7,255
                                                                                         -------------       ------------
Cost of sales:
     Products..........................................................................         7,300              3,365
     Services..........................................................................         1,781              1,695
     Projects..........................................................................           718                645
                                                                                         -------------       ------------
           Total cost of sales                                                                  9,799              5,705
                                                                                         -------------       ------------

     Gross profit......................................................................         3,069              1,550
                                                                                         -------------       ------------
Operating expenses:

   Research and development expenses...................................................           153                 --
   Selling, general and administrative expenses........................................         4,302              1,830
                                                                                         -------------       ------------
           Total operating expenses                                                             4,455              1,830
                                                                                         -------------       ------------
Operating loss.........................................................................        (1,386)              (280)
Interest income........................................................................            22                  2
Interest expense.......................................................................          (354)               (57)
Other income (loss), net...............................................................           (14)                101
                                                                                         -------------       ------------
     Loss before taxes on income.......................................................        (1,732)              (234)
Taxes on income........................................................................           (12)                 7
                                                                                         -------------       ------------
Loss from operations of the Company and its consolidated subsidiaries..................        (1,744)              (227)
Share in losses of Comverge............................................................            --               (353)
Minority interests.....................................................................           (17)               (15)
                                                                                         -------------       ------------
     Net loss..........................................................................       $(1,761)             $(595)
                                                                                         =============       ============

Other comprehensive loss, net of tax:
Differences from translation of financial statements of subsidiaries...................             --              (196)
   Comprehensive loss..................................................................       $(1,761)             $(791)
                                                                                         =============       ============
Basic and diluted loss per share:
     Net loss per share - basic and diluted............................................        $(0.24)            $(0.08)
                                                                                         =============       ============
   Weighted average number of shares outstanding - basic and diluted...................         7,345              7,920
                                                                                         =============       ============